SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 6, 2010

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34473	20-2533768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4101 Research Commons
79 T.W. Alexander Drive

 Research Triangle Park, North Carolina  27709

(Address of principal executive offices)

                                   (919) 316-6300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]         Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On June 7, 2010, Talecris Biotherapeutics Holdings Corp. (“Talecris”) issued a press release announcing that it had entered into a definitive merger agreement pursuant to which it will be acquired by Grifols, S.A. (“Grifols”).

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Important Additional Information and Where to Find It

            The proposed merger transaction involving Grifols and Talecris will be submitted to the stockholders of Talecris for their consideration.  In connection with the proposed merger, Grifols will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that will include a joint proxy statement of Grifols and Talecris.  Talecris will mail the joint proxy statement/prospectus to its stockholders.  Talecris urges investors and security holders to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information regarding Grifols, Talecris and the proposed business combination.  You may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Talecris, without charge, at the SEC’s website (http://www.sec.gov).  You may also obtain these documents, without charge, from Talecris’ website, http://www.talecris.com, under the tab “Investor Relations” and then under the heading “Financial Information and SEC Filings.”  Grifols will also file certain documents with the Spanish Comision Nacional del Mercado de Valores (the “CNMV”) in connection with its shareholders’ meeting to be held in connection with the proposed business combination, which will be available on the CNMV’s website at www.cnmv.es.

            Grifols, Talecris and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Grifols and Talecris in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Grifols and Talecris in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  You can find information about Talecris’ executive officers and directors in its Form S-4 filed with the SEC on April 13, 2010.  You can obtain free copies of this document from Talecris’ website.

Item 9.01               Financial Statements and Exhibits

               (d) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated June 7, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

By:   /s/ John F. Gaither, Jr.

Name:  John F. Gaither, Jr.

Title:    General Counsel

Date:  June 7, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 7, 2010